UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2013

Workday, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road Pleasanton, California		94588
(Address of principal executive offices)		(Zip Code)

(925) 951-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 3.02 is incorporated herein by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

Issuance of Additional 2018 Notes and 2020 Notes

As previously disclosed on a Current Report on Form 8-K filed by Workday, Inc. (“Workday”) on June 17, 2013 with the Securities and Exchange Commission, on June 17, 2013, Workday issued $310 million aggregate principal amount of its 0.75% Convertible Senior Notes due 2018 (the “2018 Notes”) and $220 million aggregate principal amount of its 1.50% Convertible Senior Notes due 2020 (the “2020 Notes” and collectively with the 2018 Notes, the “Notes”) to Morgan Stanley & Co. LLC, Goldman, Sachs & Co., and Barclays Capital Inc., as representatives (the “Representatives”) of the purchasers named in that certain Purchase Agreement dated as of June 11, 2013, by and among Workday and the Representatives (such purchasers, collectively with the Representatives, the “Initial Purchasers”). The 2018 Notes and 2020 Notes were each issued pursuant to separate Indentures, dated as of June 17, 2013 (the “Indentures”) between Workday and Wells Fargo Bank, National Association, as trustee. See the Current Report on Form 8-K filed by Workday on June 17, 2013 with the Securities and Exchange Commission for a description of the Notes, the Indentures, and related information.

On June 18, 2013, the Initial Purchasers exercised, in full, their option to purchase an additional $40 million aggregate principal amount of Workday’s 2018 Notes (the “Additional 2018 Notes”) and $30 million aggregate principal amount of Workday’s 2020 Notes (the “Additional 2020 Notes”). On June 24, 2013, Workday closed the sale of the Additional 2018 Notes and the Additional 2020 Notes. The Additional 2018 Notes and Additional 2020 Notes were issued pursuant to the same Indentures and have the same interest rate, maturity, initial conversion rate and other terms as the 2018 Notes and 2020 Notes, respectively. The Additional 2018 Notes and the Additional 2020 Notes were offered and sold to the Initial Purchasers in a private placement in reliance on Section 4(2) of the Securities Act and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Workday relied on these exemptions from registration based in part on representations made by the Initial Purchasers. Workday received net proceeds of approximately $68.3 million from the sale of the Additional 2018 Notes and Additional 2020 notes, after deducting the Initial Purchasers’ discounts and including accrued interest on such notes from June 17, 2013.

Convertible Note Hedge Transactions (in connection with the Additional 2018 Notes)

In connection with the Initial Purchasers’ exercise of their option to purchase the Additional 2018 Notes, on June 20, 2013, Workday entered into convertible note hedge transactions with respect to its Class A Common Stock (the “Additional 2018 Purchased Options”) with each of Morgan Stanley & Co. International plc, Goldman, Sachs & Co. and Barclays Bank PLC (collectively, the “Counterparties”). The Additional 2018 Purchased Options cover, subject to anti-dilution adjustments substantially identical to those in the Additional 2018 Notes, 480,300 shares of Class A Common Stock and are exercisable upon conversion of the Additional 2018 Notes. The Additional 2018 Purchased Options have an initial strike price that corresponds to the initial conversion price of the Additional 2018 Notes, subject to anti-dilution adjustments substantially similar to those in the Additional 2018 Notes. The Additional 2018 Purchased Options will expire upon the maturity of the Additional 2018 Notes, if not earlier exercised. The form of confirmation for the Additional 2018 Purchased Options is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Additional 2018 Purchased Options are intended to reduce potential dilution to the Class A Common Stock upon any conversion of the Additional 2018 Notes, in the event that the market value per share of the Class A Common Stock, as measured under the Additional 2018 Notes, at the time of exercise is greater than the conversion price of the Additional 2018 Notes. The Additional 2018 Purchased Options are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the Additional 2018 Notes. Holders of the Additional 2018 Notes will not have any rights with respect to the Additional 2018 Purchased Options.

Workday used approximately $3.2 million of the net proceeds from the offering of the Additional 2018 Notes to pay the cost of the Additional 2018 Purchased Options (after such cost was partially offset by the proceeds to Workday of the Additional 2018 Warrants (as defined below)).

Warrant Transactions (in connection with the Additional 2018 Notes)

Separately from the Additional 2018 Purchased Options, on June 20, 2013, Workday entered into warrant transactions to sell to the Counterparties warrants (the “Additional 2018 Warrants”) to acquire, subject to anti-dilution adjustments, up to 480,300 shares of Class A Common Stock at a strike price of approximately $107.96 per share. Workday offered and sold the Additional 2018 Warrants in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Neither the Additional 2018 Warrants nor the underlying shares of Class A Common Stock issuable upon conversion of the Additional 2018 Warrants have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The form of confirmation for the Additional 2018 Warrants is attached hereto as Exhibit 99.2 and is incorporated herein by reference. If the market value per share of Class A Common Stock exceeds the applicable strike price of the Additional 2018 Warrants, the Additional 2018 Warrants will have a dilutive effect on Workday’s earnings per share. The Additional 2018 Warrants are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the Additional 2018 Notes. Holders of the Additional 2018 Notes will not have any rights with respect to the Additional 2018 Warrants. The Additional 2018 Warrants will expire in 2018.

Convertible Note Hedge Transactions (in connection with the Additional 2020 Notes)

In connection with the Initial Purchasers’ exercise of their option to purchase the Additional 2020 Notes, on June 20, 2013, Workday entered into convertible note hedge transactions with respect to its Class A Common Stock (the “Additional 2020 Purchased Options”) with each of the Counterparties. The Additional 2020 Purchased Options cover, subject to anti-dilution adjustments substantially identical to those in the Additional 2020 Notes, 367,020 shares of Class A Common Stock and are exercisable upon conversion of the Additional 2020 Notes. The Additional 2020 Purchased Options have an initial strike price that corresponds to the initial conversion price of the Additional 2020 Notes, subject to anti-dilution adjustments substantially similar to those in the Additional Notes. The Additional 2020 Purchased Options will expire upon the maturity of the Additional 2020 Notes, if not earlier exercised. The form of confirmation for the Additional 2020 Purchased Options is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The Additional 2020 Purchased Options are intended to reduce potential dilution to the Class A Common Stock upon any conversion of the Additional 2020 Notes, in the event that the market value per share of the Class A Common Stock, as measured under the Additional 2020 Notes, at the time of exercise is greater than the conversion price of the Additional 2020 Notes. The Additional 2020 Purchased Options are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the Additional 2020 Notes. Holders of the Additional 2020 Notes will not have any rights with respect to the Additional 2020 Purchased Options.

Workday used approximately $3.0 million of the net proceeds from the offering of the Additional 2020 Notes to pay the cost of the Additional 2020 Purchased Options (after such cost was partially offset by the proceeds to Workday of the Additional 2020 Warrants (as defined below)).

Warrant Transactions (in connection with the Additional 2020 Notes)

Separately from the Additional 2020 Purchased Options, on June 20, 2013, Workday entered into warrant transactions to sell to the Counterparties warrants (the “Additional 2020 Warrants”) to acquire, subject to anti-dilution adjustments, up to 367,020 shares of Class A Common Stock at a strike price of approximately $107.96 per share. Workday offered and sold the Additional 2020 Warrants in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Neither the Additional 2020 Warrants nor the underlying shares of Class A Common Stock issuable upon conversion of the Additional 2020 Warrants have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The form of confirmation for the Additional 2020 Warrants is attached hereto as Exhibit 99.4 and is incorporated herein by reference. If the market value per share of Class A Common Stock exceeds the applicable strike price of the Additional 2020 Warrants, the Additional 2020 Warrants will have a dilutive effect on Workday’s earnings per share. The Additional 2020 Warrants are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the Additional 2020 Notes. Holders of the Additional 2020 Notes will not have any rights with respect to the Additional 2020 Warrants. The Additional 2020 Warrants will expire in 2020.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Form of Additional Convertible Bond Hedge Confirmation (2018)

99.2	Form of Additional Warrant Confirmation (2018)

99.3	Form of Additional Convertible Bond Hedge Confirmation (2020)

99.4	Form of Additional Warrant Confirmation (2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Workday, Inc.

Date: June 24, 2013	By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Form of Additional Convertible Bond Hedge Confirmation (2018)

99.2	Form of Additional Warrant Confirmation (2018)

99.3	Form of Additional Convertible Bond Hedge Confirmation (2020)

99.4	Form of Additional Warrant Confirmation (2020)